UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 6, 2020 (March 31, 2020)

iCoreConnect Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-52765	13-4182867
(Commission File Number)	(IRS Employer Identification No.)

13506 Summerport Parkway #160, Windermere, FL	34786
(Address of Principal Executive Offices)	(Zip Code)

888-810-7706

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

iCoreConnect Inc. (OTCQB: ICCT) announced on March 31, 2020 that it’s shares of Common Stock have been approved for trading on the OTCQB® Venture Market. The OTCQB Venture Market is for early stage and developing United States and international companies. Investors can find real time quotes and market information for iCoreConnect Inc. on www.otcmarkets.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of the Registrant dated April 6, 2020.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

iCoreConnect, Inc.
(Registrant)

Dated: April 6, 2020	By:	/s/ Robert McDermott
Robert McDermott
President and Chief Executive Officer

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